FEBRUARY 26, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD MIDCAP VALUE HLS FUND

SUMMARY PROSPECTUS

DATED MAY 1, 2017, AS SUPPLEMENTED THROUGH SEPTEMBER 28, 2017

HARTFORD HLS FUNDS PROSPECTUS

DATED MAY 1, 2017, AS SUPPLEMENTED THROUGH DECEMBER 14, 2017

(HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.)

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

James N. Mordy has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to Hartford MidCap Value HLS Fund (the “Fund”), as of December 31, 2018.  Accordingly, Mr. Mordy will no longer serve as a portfolio manager to the Fund as of December 31, 2018.  Gregory J. Garabedian will continue to serve as the Fund’s portfolio manager.  Mr. Mordy’s portfolio manager responsibilities are expected to transition to Mr. Garabedian during the period prior to his withdrawal.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7361	February 2018